DISAGGREGATION OF REVENUES	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
DISAGGREGATION OF REVENUES

NOTE 3—DISAGGREGATION OF REVENUES

The Company’s revenues are disaggregated based on revenue type, including (i) patient care services related to medical evaluation and treatment, (ii) product retail sales, and (iii) service affiliate agreements.

The Company’s net revenues for the years ended December 31, 2024 and 2023 are disaggregated as follows:

	For the Years Ended December 31,
	2024	2023
Patient care services	$2,616,018	$3,505,283
Product retail sales	71,712	263,315
Service affiliate agreements	32,110	-
Total revenues	$2,719,840	$3,768,598

The Company earned $347,633 in reimbursements from insurance payers during the twelve months ended December 31, 2024, a 1,087.9% increase from the $29,265 earned during the twelve months ended December 31, 2023.